Exhibit 10.12

                             EXHIBIT A TO AGREEMENT

                           RESTRICTED STOCK AGREEMENT

                                       FOR

                                 JAMES A. BROWN

      This RESTRICTED STOCK AGREEMENT (the "Agreement") is made as of March 30, 2007, (the "Effective Date") between GALES INDUSTRIES INCORPORATED, a Delaware corporation ("Company"), and JAMES A. BROWN, an individual resident in the State of Florida ("Mr. Brown").

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to provide incentive to Mr. Brown to remain with the Company by making this grant of common stock in accordance with the terms of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Award of Restricted Stock. The Board hereby grants to Mr. Brown Two Hundred Thousand (200,000) shares of common stock, par value $0.0001 per share (the "Common Stock"), of the Company (collectively the "Restricted Stock").

2. Vesting of Restricted Stock.

      (a) Except as otherwise provided in Sections 2(b), 2(c), 2(d) and 4 hereof, One Hundred Thousand (100,000) of the shares of Restricted Stock shall become vested as of the date hereof and One Hundred Thousand (100,000) of the shares of Restricted Stock shall become vested as of December 31, 2007 (the "Vesting Date"), provided with respect to the second block of Restricted Stock that the Continuous Service (as defined in Section 2(d)(iii) below) of Mr. Brown continues through the Vesting Date.

      (b) There shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to the Vesting Date, and all vesting of shares of Restricted Stock shall occur only on the Vesting Date. Upon the termination or cessation of Mr. Brown's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to this Section 2, shall be subject to re-purchase by the Company from Mr. Brown as provided in Section 4, below.

      (b) Notwithstanding any other term or provision of this Agreement, the Board shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of Mr. Brown and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board shall deem advisable.

      (c) In the event of Mr. Brown's death prior to the vesting of any Restricted Stock and during Mr. Brown's Continuous Service during the term of this Agreement, all of the shares of Restricted Stock subject to this Agreement shall be immediately vested as of the date of death and shall be delivered, subject to any requirements under this Agreement, to the beneficiary or beneficiaries designated by Mr. Brown, or if Mr. Brown has not so designated any beneficiary(ies), or no designated beneficiary survives Mr. Brown, such shares shall be delivered to the personal representative of Mr. Brown's estate.

      (e) For purposes of this Agreement, the following terms shall have the meanings indicated:

            (i) "Continuous Service" shall mean the continuous service to the Company or a Related Entity, without interruption, of Mr. Brown, in Mr. Brown's capacity as a member of the Board or the board of directors of any Related Entity. Continuous Service shall not be considered interrupted (or to have ceased or terminated) in the case of (1) any approved leave of absence, (2) transfers among the Company, any Related Entity, or any successor thereto, so long as Mr. Brown continues in his capacity as a Director thereof, or (3) any change in status (e.g., from Chairman to Director), if and so long as (x) Mr. Brown remains in the service of the Company or a Related Entity in the capacity of Director (except as otherwise provided herein), and (y) which change in status is approved in writing by the Company or a Related Entity in its sole discretion (with an express acknowledgement that such change in status continues, and does not cease or terminate, "Continuous Service" for purposes of this Agreement). An approved leave of absence shall include sick leave or any other authorized personal leave approved by the Company in writing.

            (iii) "Non-Vested Shares" means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 2.

            (iv) "Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, trust or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

            (v) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.


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

            (vi) "Vested Shares" shall mean any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 2.

3. Delivery of Restricted Stock.

      (a) One or more stock certificates evidencing the Restricted Stock shall be issued in the name of Mr. Brown but shall be held and retained by the Secretary of the Company until the latest date on which the shares subject to this Restricted Stock award become Vested Shares pursuant to Section 2 hereof (the "Applicable Date"). All such stock certificates shall bear the following legends, along with such other legends that the Board shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER THE 1933 ACT AND SUCH OTHER APPLICABLE LAWS (AS APPLICABLE) IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND LAWS AS CONFIRMED TO THE ISSUER BY AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER) OF COUNSEL (SATISFACTORY TO THE ISSUER).

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

      (b) Mr. Brown shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become Vested Shares. If Mr. Brown shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, Mr. Brown hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company.


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

      (c) On the Applicable Date (as defined in Section 3(a) above) or as soon as administratively practicable thereafter, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all Vested Shares and shall deliver the new certificate or certificates, to Mr. Brown. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws).

4. Termination or Cessation of Continuous Service. Upon the termination or cessation of Mr. Brown's Continuous Service, any portion of the Restricted Stock that is not yet then vested, and which does not then become vested pursuant to
Section 2, shall be subject to re-purchase by the Company from Mr. Brown, and Mr. Brown shall sell to the Company upon the exercise of such right by the Company, at a purchase price of fifteen cents per share (adjusted as reasonably determined by the Board for any dividends, splits or recapitalizations that occur after the date hereof), the number of shares of Restricted Stock (rounded up to the nearest whole share) not yet then vested. The number of shares of Mr. Brown's Shares subject to repurchase, at the time of any stock dividend or other distribution made on or in respect of Mr. Brown's Shares or any subdivision, combination, redemption or reclassification of the outstanding capital stock of the Company or received in exchange for Mr. Brown's Shares or any part thereof, shall be adjusted to give effect to such stock dividend, other distribution, subdivision, combination, redemption or reclassification. The Board shall have the power and authority to enforce on behalf of the Company any and all rights of the Company under this Agreement in the event of Mr. Brown's forfeiture of Non-Vested Shares pursuant to this Section 4.

5. Rights with Respect to Restricted Stock.

      (a) Except as otherwise provided in this Agreement, Mr. Brown shall have, with respect to all of the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive cash dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).

      (b) If at any time while this Agreement is in effect (or shares granted hereunder shall be or remain unvested while Mr. Brown's Continuous Service continues and has not yet terminated or ceased for any reason), there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such shares, then and in that event, the Board shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.


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

      (c) Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

6. Transferability. The shares of Restricted Stock are not transferable until and unless they become Vested Shares in accordance with this Agreement. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Mr. Brown. Any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this Agreement, "Transfer" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. Notwithstanding the foregoing, the shares of restricted Stock may be Transferred to any member of Mr. Brown's immediate family, to any trust or other entity of which Mr. Brown and members of his family are the sole beneficiaries or the beneficial holders of all equity interests. Any shares of Restricted Stock transferred pursuant to the immediately preceding sentence shall remain subject to the right of repurchase in favor of the Company provided for herein.

7. Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto.

8. Complete Agreement. This Agreement embodies the complete agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.


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

9. Miscellaneous.

      (a) No Right to Continued Employment or Service. This Agreement shall not confer upon Mr. Brown any right to continued employment or service with the Company or any Related Entity.

      (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

      (c) Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

      (d) Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (without reference to the conflict of laws rules or principles thereof).

      (e) Interpretation. Mr. Brown accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement. Mr. Brown hereby accepts as binding and conclusive all decisions or interpretations of the Board upon any questions arising under this Agreement.

      (f) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference and such headings and captions shall not be deemed in any way relevant to the meaning or interpretation of any provision of this Agreement.

      (g) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by air courier or first class certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

           If to Mr. Brown, to:     6162 Via Venetia North
                                    Delray Beach, FL  33484-6438

                with a copy to:     Greenberg Traurig, P.A.
                                    777 S. Flagler Drive, Suite 300-East Tower
                                    West Palm Beach, Florida 33401
                                    Attn: Morris C. Brown, Esq.

         If to the Company, to:     Gales Industries Incorporated
                                    1479 Clinton Avenue
                                    Bay Shore, New York 11706
                                    Attn: President

                with a copy to:     Eaton & Van Winkle
                                    3 Park Avenue
                                    New York, New York 10016
                                    Attn: Vincent J. McGill, Esq.


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

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if personally delivered; on the business day after the date when sent if sent by air courier; and on the third business day after the date when sent if sent by mail, in each case addressed to such party as provided in this Section or in accordance with the latest written direction from such party.

      (h) Non-Waiver of Breach. The waiver by any party hereto of the other party's prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

      (i) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                               GALES INDUSTRIES INCORPORATED.

                                               By: /s/ Peter D. Rettaliata
                                                   -----------------------------
                                                   President

AGREED AND ACCEPTED:

JAMES. BROWN:


/s/ James A. Brown
----------------------------------
James A. Brown


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